
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Third Quarter FY2012
Earnings Conference Call
February 10, 2012
8:30 a.m. EDT

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 29, 2011.

RAND LOGISTICS, INC.

Conference Call Details



- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 855-859-2056, Conference ID#41512511
  - 404-537-3406, Conference ID#41512511 for international callers

Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- We are pleased to announce our second straight quarter with operating income plus depreciation and amortization growth in excess of 77% over the prior year quarter.

- Despite inefficiencies experienced earlier in the year in matching fleet configuration with customer requirements, delays in completing required winter work on certain vessels that caused us to begin the 2011 sailing season later than our normal start date, and one of our vessels being out of service for 61 days due to its repowering, our operating income plus depreciation and amortization for our first three fiscal quarters increased by 52% as compared to last year.

- We estimate that approximately 46% of the year-to-date operating income plus depreciation and amortization growth was organic and the remainder was a result of the February 2011 acquisition.

- As our fleet size has increased we are capturing the inherent operating leverage in our business, not only in our vessel margins, but also as illustrated by the fact that SG&A as a percent of marine freight revenue has decreased to 7.8% for the nine months ended December 31, 2011 from 10.1% at December 31, 2007.

RAND LOGISTICS, INC.



Recent Developments

Date	Event	Status
February 2011	KKIS Acquisition (2 vessels)	– Integration complete – Vessels performing better than projected
May 2011	Michipicoten Engine Repowering	– Vessel achieving in excess of 20% return on unlevered capital
July 2011	Maritime Trader Acquisition (1 vessel)	– Integration complete (in operation August 2011)
September 2011	Acquisition from UMG (2 vessels)	– Closed – Modifications underway – Both vessels fully contractually booked for 2012 sailing season
September 2011	Common Equity Raise $16+ million	– Raise Completed and Funded
December 2011	Raised $25 million of term debt for UMG Acquisition	– Raise Completed and Funded

- **Both the July and September 2011 acquired vessels are fully contractually booked for the 2012 sailing season servicing existing and new customer demand. Neither acquisition contributed to our 2011 sailing season results.**

RAND LOGISTICS, INC.



The Great Lakes Market: Competitive Dynamics

Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels – U.S. Flagged	Primary Participants/# of Vessels – Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/8 (one to be retired) American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.

Fiscal Year 2013 Earnings Outlook



- The highly strategic vessel acquisitions in the fourth calendar quarter of 2011 and our vessel repowering will allow us to optimize efficiency of our entire fleet and better serve the needs of our customer network.

- Assuming a full sailing season of the two recently acquired vessels, we are preliminarily projecting operating income plus depreciation and amortization will be approximately $42 million.

- We believe we can continue to drive organic growth over the next several years through a combination of:
  - Price increases
  - Customer organic growth
  - Increasing market share
  - Mix shift; and
  - Capturing operating efficiencies

- We are keenly focused on repaying our accrued preferred dividend over the next 12 months.

Business Environment and Operational Overview
Scott Bravener



- We were pleased with our third quarter results as we enjoyed consistent customer demand throughout the quarter. This demand continued across our end markets into January 2012, as we operated for an above average 203 sailing days in the month.

- While demand for many of the commodities that we transport remains below their trailing five year averages, our markets experienced an overall increase in demand during the 2011 sailing season, as compared to the same period in 2010. Overall, our tonnage carried increased by 18%.

- We are experiencing varying degrees of demand improvement across the markets that we serve.

RAND LOGISTICS, INC.

Summary Historical Financial Results



- As the Company has grown we have accelerated profit growth given the powerful operating leverage in our business.



Marine Freight Rev/Day
Vessel Operating Exp/Day *
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$29,094
$15,797
$2,959
$1,756
FY2007
FY2008
FY2009
FY2010
FY2011
LTM Dec 2011

Sailing Days	2,714	2,883	3,148	3,143	3,338	3,649

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



US Flag Great Lakes Dry-Bulk Cargo Carriage – Dec YTD
(net tons in thousands)


Iron Ore
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
42,028
41,892
12.7%
47,225
2010
YTD 5-Yr Average
2011


Salt
1,500
1,300
1,100
900
700
500
1,391
1,249
16.3%
1,452
2010
YTD 5-Yr Average
2011


Coal
30,000
25,000
20,000
15,000
10,000
21,540
23,538
-14.0%
20,239
2010
YTD 5-Yr Average
2011


Grain
400
350
300
250
200
150
100
50
0
307
324
-12.6%
283
2010
YTD 5-Yr Average
2011


Limestone
29,000
27,000
25,000
23,000
21,000
19,000
17,000
15,000
20,410
23,313
-8.1%
21,435
2010
YTD 5-Yr Average
2011


Sand
500
400
300
200
100
0
226
345
-3.8%
332
2010
YTD 5-Yr Average
2011

Rand total tonnage for December YTD increased by 18.0% year -over-year, excluding outside voyage charter.

* Data from Lake Carriers Association

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Dec YTD FY2011



Slag 1.1%
Pet Coke 0.6%
Coke 0.4%
Oxide 0.6%
Grain 10.5%
Salt 12.5%
Aggregates 44.3%
Coal 16.3%
Ore 13.7%
Aggregates
Ore
Coal
Salt
Grain
Slag
Pet Coke
Coke
Oxide

Dec YTD FY2012



Slag 1.7%
Pet Coke 0.9%
Coke 0.7%
Oxide 0.4%
Grain 10.1%
Salt 12.3%
Aggregates 46.5%
Coal 14.0%
Ore 13.4%
Aggregates
Ore
Coal
Salt
Grain
Slag
Pet Coke
Coke
Oxide

RAND LOGISTICS, INC.



Key Metrics

Q3 FY2011 vs. Q3 FY2012


Sailing Days
1,300
1,200
1,100
1,000
900
800
1,050
1,210
15.2%
Q3 FY2011
Q3 FY2012


Marine Freight Revenue per Day
33,000
31,000
29,000
27,000
25,000
23,000
21,000
19,000
17,000
15,000
26,030
29,683
14.0%
Q3 FY2011
Q3 FY2012

Our total Sailing Days increased 160 days, or 15.2%, to 1,210 Sailing Days during the three month period ended Dec 31, 2011, from 1,050 Sailing Days during the three month period ended Dec 31, 2010. Our vessel utilization was 98% of the theoretical maximum of 1,231 days for Q3 FY2012.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Nine Months Ended Dec 2010 vs. Dec 2011

Sailing Days



4,000
3,500
3,000
2,500
2,000
1,500
3,154
9.9%
3,465
Dec YTD FY2011
Dec YTD FY2012

Marine Freight Revenue per Day



32,000
30,000
28,000
26,000
24,000
22,000
27,281
7.7%
29,372
Dec YTD FY2011
Dec YTD FY2012

Total Sailing Days increased 311 days, or 9.9%, to 3,465 Sailing Days during the nine month period ended Dec 31, 2011, from 3,154 Sailing Days during the nine month period ended Dec 31, 2010. Our vessel utilization was 94% of the theoretical maximum of 3,668 days for Dec YTD FY2012.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- The increase in sailing days was primarily a result of stronger overall markets and the acquisition of the two self-unloading vessels in February.
  - The increase in sailing days was partially offset by the repowering of our last steam powered vessel which resulted in a loss of 61 sailing days, and our decision to not sail one of our vessels which resulted in a reduction of 250 sailing days. We have subsequently decided to retire the latter vessel.

- Based on contracts in hand, our expanded fleet is fully booked for the 2012 sailing season.
  - Subject to the timing of the introduction into service of our new self-unloading ATB unit, we remain confident in our ability to operate our expanded fleet close to its theoretical maximum of 4,320 sailing days in fiscal 2013.

- We have been successful in securing additional new business for the 2012 sailing season and expect to renew all expiring contracts. Our new business can be loosely grouped into three categories:
  - Responding to the growth needs of our existing customers
  - Benefiting from the introduction of new commodities being moved in our markets; and
  - Increased market share



RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Nine months ended Dec 31, 2011	Nine months ended Dec 31, 2010
Sailing Days	3,465	3,154
Freight Revenue/Sailing Day	$29,372	$27,281
Vessel Operating Expenses less Fuel and Other Surcharge Revenue/Sailing Day	$15,854	$17,120
Repairs and Maintenance Expenses/Sailing Day	$308	$37
G&A (in millions)	$8.0	$7.1
Average F/X Rate	$1.011 USD per CAD	$0.974 USD per CAD



RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Dec YTD FY2012 vs. Dec YTD FY2011
(U.S. Dollars millions)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$24.9
$12.8
$1.2
$0.6
($0.9)
($0.8)
$37.8
December YTD FY2011 Actual
Vessel Fleet Increase Impact
Net Incident & Insurance Assessments Impact
Currency Translation
Layup/Fitout & Winter Work
Admin.
December YTD FY2012 Actual
December YTD FY2011 Actual
Vessel Fleet Increase Impact
Net Incident & Insurance Assessments Impact
Currency Translation
Layup/Fitout & Winter Work
Admin.
December YTD FY2012 Actual

RAND LOGISTICS, INC.

Trailing 12-month Operating Income Before D&A





Operating Income Before D & A*
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY13 Q1 **

•Excludes Lender Amendment Fee of $446K incurred in FY2010 and $1.2 million of acquisition related costs in FY2011
** ---- Based on full year of operation of the Michipicoten and February 2011 acquisition
---- Includes full year benefit of operations from July and September 2011 acquisitions.

RAND LOGISTICS, INC.



Capital Structure

(US Dollars 000's)	Mar 31, 2011	Dec 31, 2011
Cash and cash equivalents	$4,508	$5,373
Total current assets	$16,183	$36,898
Total assets	$215,510	$262,349
Revolver outstanding (seasonal)	$0	$0
Long-term debt (includes current portion)*	$112,171	$133,992
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900
Total stockholders' equity	$58,329	$88,034
F/X Rate at the end of period	$1.031 USD per CAD	$0.983 USD per CAD

* Includes approximately $25 million of term debt raised in December 2011 for the vessel acquisition for which no associated earnings have yet been generated.

RAND LOGISTICS, INC.